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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

       Date of Report (Date of earliest event reported): January 24, 2003

                                TODAY'S MAN, INC.
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             (Exact name of Registrant as specified in its charter)

              Pennsylvania              0-20234                  23-1743137
  -------------------------------    -----------------    ----------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation or organization)       File Number)      Identification Number)

                                835 Lancer Drive
                              Moorestown, NJ 08057
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 856-235-5656
                                                            ------------



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Item 9.  Regulation FD Disclosure

         Today's Man, Inc. (OTCBB: TMAN.OB) today announced that its Board of Directors had formed a committee of three independent directors to consider and evaluate proposals with respect to possible third-party investments in or other transactions with the Company. The committee consists of Verna Gibson, Eli Katz and Neal Fox.

         In addition, the Company also announced that, effective immediately, David Feld, Chairman of the Board, Bruce Weitz, President and Chief Executive Officer, and Larry Feld, Vice-President of Real Estate, were being temporarily laid-off from their positions with the Company to allow them to independently develop and pursue a possible investment in the Company. Frank E. Johnson, Executive Vice President and Chief Financial Officer of the Company, will be acting Chief Executive Officer during this period.

         The Company also announced that it was laying-off approximately 56 employees at its corporate headquarters in an effort to reduce expenses while it explores various strategic alternatives.

Safe Harbor Statement under Private Securities Litigation Reform Act of 1995

Statements in this press release that are not historical facts, including, without limitation, statements as to possible investments in the Company or other transactions with third parties, are forward looking statements that involve risks and uncertainties and are subject to change at any time. Certain factors, including, without limitation the risk that the assumptions upon which the forward-looking statements are based ultimately may prove incorrect, risks that the Company is unable to obtain new investment or enter into other transactions with third parties, risks relating to the Company's growth strategy, small store base and geographic concentration, the declining unit sales of men's tailored clothing, control of the Company by its principal shareholder, the Company's relationship with its suppliers and possible foreign currency fluctuations, the Company's dependence on senior management, the effects of seasonality and general economic conditions, competition and the other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Today's Man, Inc.



                       By: /s/ Frank E. Johnson
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                       Acting Chief Executive Officer, Executive Vice President
                       and Chief Financial Officer

Date: January 24, 2003